Exhibit 10.1

INCREMENTAL LOAN ASSUMPTION AGREEMENT, dated as of September 25, 2017 (this “Agreement”), is made and entered into by and among AAC Holdings, Inc., a Nevada corporation (the “Borrower”), the other Loan Parties, each of the entities listed under the caption “Incremental Revolving Credit Lenders” on the signature pages hereto (each, an “Incremental Revolving Credit Lender” and, collectively, the “Incremental Revolving Credit Lenders”) and Credit Suisse AG, as Administrative Agent and Collateral Agent under the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is made to the Credit Agreement, dated as of June 30, 2017 (as amended, restated, supplemented or otherwise modified prior to the date of this Agreement, the “Credit Agreement”), by and among the Borrower, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent;

WHEREAS, the Borrower shall obtain the Incremental Revolving Credit Commitments (as defined below) and use the proceeds thereof on and after the Effective Date solely for general corporate purposes of the Borrower and its Subsidiaries;

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and in the Credit Agreement and pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that (a) the Incremental Revolving Credit Lenders increase the existing Revolving Credit Commitments on the Effective Date (as defined below) in an aggregate principal amount of $15,000,000 (the “Incremental Revolving Credit Commitments”) and (b) the Credit Agreement be deemed amended to the extent necessary to reflect the existence of the Incremental Revolving Credit Commitments and the agreements contemplated hereunder; and

WHEREAS, the Incremental Revolving Credit Lenders are willing to provide the Incremental Revolving Credit Commitments to the Borrower on the Effective Date pursuant to Section 2.23 of the Credit Agreement, and the parties hereby wish to amend the Credit Agreement on the terms and subject to the conditions set forth in this Agreement and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement. This Agreement is an “Incremental Loan Assumption Agreement” and a “Loan Document”.

SECTION 2. Incremental Revolving Credit Commitments. (a) Each Incremental Revolving Credit Lender hereby agrees, severally and not jointly, to make its respective Incremental Revolving Credit Commitment available to the Borrower on the Effective Date on the terms and subject to the conditions set forth in this Agreement and the Credit Agreement and pursuant to and in accordance with Section 2.23 of the Credit Agreement in an aggregate principal amount equal to the amount set forth opposite such Incremental Revolving Credit Lender’s name set forth on Annex I attached hereto. The Incremental Revolving Credit Commitments shall be deemed to be “Revolving Credit Commitments” and “Incremental Revolving Credit Commitments” as defined in the Credit Agreement for all purposes of the Credit Agreement and the other Loan Documents having terms, conditions and provisions identical to those applicable to the existing Revolving Credit Commitments.

(b) Each Incremental Revolving Credit Lender (i) confirms that a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and make available an Incremental Revolving Credit Commitment, has been made available to such Incremental Revolving Credit Lender; (ii) acknowledges and agrees that it shall, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Agent, any Arranger or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that, on the Effective Date, such Incremental Revolving Credit Lender shall be a “Lender” and an “Incremental Revolving Credit Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations, and shall have all rights, of a Lender thereunder.

SECTION 3. Upfront Fees. As consideration for the Incremental Revolving Credit Lenders providing the Incremental Revolving Credit Commitments on the Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Incremental Revolving Credit Lender a closing fee in an amount equal to 0.25% of the principal amount of such Lender’s Incremental Revolving Credit Commitment as of the Effective Date, which fee shall be earned, due and payable on the Effective Date.

SECTION 4. Amendments. On the Effective Date, on the terms and subject to the conditions set forth in this Agreement and in the Credit Agreement and pursuant to and in accordance with Section 2.23 of the Credit Agreement, the parties hereby agree that the Credit Agreement shall be deemed amended to the extent necessary to reflect the Incremental Revolving Credit Commitments and the agreements hereunder.

SECTION 5. Conditions Precedent to Effectiveness. This Agreement and each Incremental Revolving Credit Lender’s obligation to provide its respective Incremental Revolving Credit Commitment shall become effective only upon the satisfaction of the following conditions precedent (upon satisfaction of such conditions, such date being referred to in this Agreement as the “Effective Date”):

(a) The Administrative Agent shall have received a counterpart signature page of this Agreement duly executed by each of the Loan Parties and the Incremental Revolving Credit Lenders.

(b) The Administrative Agent and the Incremental Revolving Credit Lenders shall have been reimbursed or paid all costs, expenses, fees and other amounts previously agreed in writing by any of them with the Borrower to be earned, due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable costs, expenses, fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.

(c) The representations and warranties set forth in Section 6 of this Agreement shall be true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

(d) The Incremental Revolving Credit Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(e) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Incremental Revolving Credit Lenders, a written opinion of Bass Berry & Sims PLC, counsel for the Borrower, or such other or additional counsel for the Borrower reasonably acceptable to the Administrative Agent, (A) dated as of the Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent, the Arrangers and the Incremental Revolving Credit Lenders, and (C) covering such matters relating to this Agreement and the other Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.

(f) The Administrative Agent shall have received (i) a certificate as to the good standing of the Borrower as of a recent date, from the Secretary of State of the state of its organization; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or in the alternative, a certification by such Loan Party as to no changes to the by-laws since the date of the last secretary’s certificate delivered to the Administrative Agent), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of this Agreement and the Transactions to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization (or in the alternative, a certification by such Loan Party as to no changes to the certificate or articles of incorporation since the date of the last secretary’s certificate delivered to the Administrative Agent), and (D) as to the incumbency and specimen signature of each officer executing this Agreement, any other Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; (iv) such other documents as the Administrative Agent may reasonably request.

(g) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

(h) At the time of and immediately after giving effect to the establishment of the Incremental Revolving Commitments, no Default or Event of Default shall have occurred and be continuing.

(i) After giving effect to the establishment of the Incremental Revolving Credit Commitments, the total amount of Incremental Revolving Credit Commitments shall not exceed the Incremental Revolving Credit Amount.

(j) The Administrative Agent shall have received a certificate, dated as of the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in clauses (g), (h) and (i) of this Section 5.

(k) The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower in form and substance reasonably satisfactory the Administrative Agent certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to this Agreement, are Solvent.

SECTION 6. Representations and Warranties. In order to induce the Incremental Revolving Credit Lenders to enter into this Agreement, each Loan Party represents and warrants to the Incremental Revolving Credit Lenders, as of the Effective Date that, both before and after giving effect to the Agreement, the following statements are true and correct in all material respects:

(a) Power and Authority. The Borrower and each of the Subsidiaries has the power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement and the other Loan Documents.

(b) Authorization. The Agreement (a) has been duly authorized by all requisite corporate and, if required, stockholder action and (b) shall not (i) violate (A) any provision of (x) any material law, statute, rule or regulation, or (y) the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any material order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound (in each case which is material to the conduct of their business), (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, in the case of this clause (ii) as could reasonably be expected to result in a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon or with respect to any material property or assets now owned or hereafter acquired, created, developed or invented by the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

(c) Enforceability. This Agreement has been duly executed and delivered by each of the Loan Parties party thereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(d) Governmental Approvals No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or shall be required in connection with this Agreement, except for such actions, consents or approvals (a) as have been made or obtained and are in full force and effect or (b) the failure to obtain could not reasonably be expected to result in a Material Adverse Effect.

(e) Absence of Default. No Default or Event of Default has occurred and is continuing or would result from this Agreement.

(f) Copies of Loan Documents. The Loan Parties have provided the Incremental Revolving Credit Lenders with true, accurate and complete copies of the Credit Agreement and all other material Loan Documents together with all material amendments, consents, waivers and any other modifications thereto and all such Loan Documents are in full force and effect through and including the date of this Agreement.

(g) Other Incremental Loans. As of the Effective Date, the Borrower has not previously incurred any Incremental Revolving Credit Commitments pursuant to the Credit Agreement and, except for this Agreement, has not entered into any written agreement with any other Person to provide Incremental Revolving Credit Commitments pursuant to the Credit Agreement.

(h) Lender Consents. This Agreement shall be fully effective upon its execution and delivery by the parties specified herein. No consent of any Lender (other than the Incremental Revolving Credit Lenders and the Administrative Agent in its capacity as such) is required by the terms of the Credit Agreement for this Agreement to be fully effective in accordance with its terms. This Agreement complies with the requirements contained in the Credit Agreement with respect to the Incremental Revolving Credit Commitments.

SECTION 7. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof and consents to the terms and conditions of this Agreement and the transactions contemplated thereby, including the extension of credit in the form of the Incremental Revolving Credit Commitments. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement), including the Incremental Revolving Credit Lenders, and (c) acknowledges that from and after the date of this Agreement, all Incremental Revolving Credit Commitments shall be deemed to be Obligations (as defined in the Guarantee and Collateral Agreement).

SECTION 8. Expenses; Indemnity; Damage Waiver. Section 9.05 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full in this Agreement.

SECTION 9. Effect on the Credit Agreement

(a) Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document.

(c) The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein

(d) From and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Agreement.

(e) This Agreement is, and shall be deemed to be, a Loan Document as defined in the Credit Agreement.

SECTION 10. Miscellaneous.

(a) Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Revolving Credit Lender shall be as set forth below its signature below.

(b) Non-U.S. Lenders. Each Incremental Revolving Credit Lender that is not a U.S. person (as defined in Section 7701(a)(30) of the Code), if any, shall have delivered to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Revolving Credit Lender may be required to deliver to Administrative Agent pursuant to Section 2.20 of the Credit Agreement.

(c) Recordation of the Incremental Revolving Credit Commitments. Upon execution and delivery hereof, the Administrative Agent will record in the Register the Incremental Revolving Credit Commitments made by the Incremental Revolving Credit Lenders.

(d) Amendment, Modification and Waiver. This Agreement may not be amended nor may any provision of this Agreement be waived except pursuant to a writing signed by each of the parties hereto.

(e) Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter of this Agreement and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter of this Agreement.

(f) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(g) Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, its Subsidiaries or any of their respective properties in the courts of any jurisdiction.

(h) Waiver of Objection to Venue and Forum Non Conveniens. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(i) Consent to Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in any Loan Document shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(j) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(k) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(l) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective. Delivery of an executed signature page to this Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

(m) Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AAC HOLDINGS, INC., as the Borrower

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

[Signature Page to Incremental Loan Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Incremental Loan Assumption Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Incremental Revolving Credit Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Notice Address:
60 Wall Street New York, NY 10005

[Signature Page to Incremental Loan Assumption Agreement]

BMO HARRIS BANK, N.A., as an Incremental Revolving Credit Lender

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Managing Director

Notice Address:

[Signature Page to Incremental Loan Assumption Agreement]

WHITNEY BANK dba HANCOCK BANK, as an Incremental Revolving Credit Lender

By:	/s/ Megan R. Breavey
Name:	Megan R. Breavey
Title:	Senior Vice President

Notice Address:
12 Cadillac Drive Suite 200 Brentwood, TN 37027

[Signature Page to Incremental Loan Assumption Agreement]

AMERICAN ADDICTION CENTERS, INC.

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

FORTERUS HEALTH CARE SERVICES, INC. SAN DIEGO ADDICTION TREATMENT CENTER, INC.

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

AAC HEALTHCARE NETWORK, INC.

By:	AAC Holdings, Inc., its sole stockholder

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

AAC LAS VEGAS OUTPATIENT CENTER, LLC
AAC DALLAS OUTPATIENT CENTER, LLC
ADDICTION LABS OF AMERICA, LLC

By:	American Addiction Centers, Inc., its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

[Signature Page to Incremental Loan Assumption Agreement]

THE ACADEMY REAL ESTATE, LLC

By:	Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

RECOVERY BRANDS, LLC

By:	Referral Solutions Group, LLC, its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

REFERRAL SOLUTIONS GROUP, LLC

By:	Sober Media Group, LLC, its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

[Signature Page to Incremental Loan Assumption Agreement]

BHR GREENHOUSE REAL ESTATE, LLC

BHR OXFORD REAL ESTATE, LLC

GREENHOUSE TREATMENT CENTER, LLC

CONCORDE TREATMENT CENTER, LLC

RECOVERY FIRST OF FLORIDA, LLC

RI – CLINICAL SERVICES, LLC

NEW JERSEY ADDICTION TREATMENT CENTER, LLC

BEHAVIORAL HEALTHCARE REALTY, LLC

CONCORDE REAL ESTATE, LLC

BHR ALISO VIEJO REAL ESTATE, LLC

BHR RINGWOOD REAL ESTATE, LLC

OXFORD TREATMENT CENTER, LLC

SOBER MEDIA GROUP, LLC

RIVER OAKS TREATMENT CENTER, LLC

LAGUNA TREATMENT HOSPITAL, LLC

SOLUTIONS TREATMENT CENTER, LLC

TOWNSEND TREATMENT CENTER, LLC

OXFORD OUTPATIENT CENTER, LLC

RUSH MEDICAL – LAFAYETTE, LLC

TOWNSEND RECOVERY CENTER NEW ORLEANS, LLC

SAGENEX DIAGNOSTICS LABORATORY, LLC

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

[Signature Page to Incremental Loan Assumption Agreement]

SAN DIEGO PROFESSIONAL GROUP, P.C.

PALM BEACH PROFESSIONAL GROUP,

PROFESSIONAL CORPORATION

LAS VEGAS PROFESSIONAL GROUP – CALARCO, P.C.

GRAND PRAIRIE PROFESSIONAL GROUP, P.A.

OXFORD PROFESSIONAL GROUP, P.C.

PONTCHARTRAIN MEDICAL GROUP, A PROFESSIONAL CORPORATION

By:	/s/ Mark A. Calarco
Name:	Mark A. Calarco, D.O.
Title:	Secretary

[Signature Page to Incremental Loan Assumption Agreement]

ANNEX I

Schedule 2.01 – Lenders and Commitments

As of the Effective Date:

Incremental Revolving Credit Lender	Incremental Revolving Credit Commitment
Deutsche Bank AG New York Branch	$12,000,000
BMO Harris Bank, N.A.	$1,5000,000
Whitney Bank (d/b/a Hancock Bank)	$1,5000,000

Total:	$15,000,000

Annex I